UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2008

TWTR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(781) 830-3000

Tweeter Home Entertainment Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2008, TWTR, Inc. (the "Company") filed a Certificate of Amendment (the "Certificate of Amendment") to its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of Delaware changing the Company's name from "Tweeter Home Entertainment Group, Inc." to "TWTR, Inc."  The amendment was adopted pursuant to an order, entered July 13, 2007, by the United States Bankruptcy Court for the District of Delaware (the "Court") and Section 303 of the Delaware General Corporation Law.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 8.01  Other Events.

As previously reported to the Commission, on June 11, 2007, the Company and each of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the Court in Wilmington, Delaware. On July 13, 2007, the Court entered an order approving the sale of substantially all of the assets of the Company and its subsidiaries to Tweeter Newco LLC and/or its assignees.

On February 8, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from July 1, 2007 through July 31, 2007 with the Court as required by the Code.

On February 13, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.2 below) for the period from August 1, 2007 through August 31, 2007 with the Court as required by the Code.

On February 13, 2008, the Company and its subsidiaries filed a monthly operating report (see Exhibit 99.3 below) for the period from September 1, 2007 through September 30, 2007 with the Court as required by the Code.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1          Certificate of Amendment to Certificate of Incorporation of the Company.

Exhibit 99.1        Monthly Operating Report for the period from July 1, 2007 through July 31, 2007 for the Company and its subsidiaries.

Exhibit 99.2        Monthly Operating Report for the period from August 1, 2007 through August 31, 2007 for the Company and its subsidiaries.

Exhibit 99.3        Monthly Operating Report for the period from September 1, 2007 through
September 30, 2007 for the Company and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWTR, INC.

	By:	/s/ Gregory W. Hunt
Date: March 25, 2008		Name:	Gregory W. Hunt
		Title:	Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company.
99.1	Monthly Operating Report for the period from July 1, 2007 through July 31, 2007 for the Company and its subsidiaries.
99.2	Monthly Operating Report for the period from August 1, 2007 through August 31, 2007 for the Company and its subsidiaries.
99.3	Monthly Operating Report for the period from September 1, 2007 through September 30, 2007 for the Company and its subsidiaries.